Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of V.F. Corporation (the “Company”) on Form 10-Q for the period ending September 26, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bracken Darrell, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

October 28, 2026	/s/ Bracken Darrell
Bracken Darrell
President and Chief Executive Officer